TWENTIETH CENTURY
                               Capital Portfolios

                                Semiannual Report









                               SEPTEMBER 30, 1995

                                 [company logo]

September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
TABLE OF CONTENTS

Our Message to You......................................................1
Investment Philosophy...................................................2
Period Overview.........................................................3
Investment Review
    Twentieth Century Value Fund........................................4
    Twentieth Century Equity Income Fund................................7
Statements of Assets and Liabilities...................................10
Statements of Operations...............................................11
Statements of Changes in Net Assets....................................12
Notes to Financial Statements..........................................13
Schedules of Investments...............................................16
Financial Highlights...................................................20
Proxy Voting Results...................................................21

IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at Twentieth Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.
     When you plan to withdraw, you may make your election by completing our Conversions/Redemptions form or an IRS Form W-4P. Call Twentieth Century for either form. Your written election is valid for only six months from the date of receipt at Twentieth Century. You may revoke your election at any time by sending a written notice to us.
     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                      TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
OUR MESSAGE TO YOU

[photo of James E. Stowers and James E. Stowers III in the left margin]

     Many investors will remember 1995 for its powerful market gains, and especially for the success of technology stocks. It is easy to forget that, earlier in the year, the story was quite different. At the time of the last Capital Portfolios report six months ago, technology stocks had sagged, and the conservatively managed Twentieth Century Value and Twentieth Century Equity Income funds were well ahead of their benchmarks for the year.
     Market fortunes can be highly unpredictable. That is why the Capital Portfolios funds attempt to provide shareholders with steady gains in a variety of market climates. In accordance with this goal, both Value and Equity Income posted strong, double-digit total returns over the six-month reporting period ended September 30, 1995 - one of the best periods in either funds' history.
     While strong, the funds' performances lagged the fast-paced broader market over the period. Yet neither Twentieth Century Value nor Twentieth Century Equity Income is designed to be a performance leader when relatively high-priced growth stocks command the market's attention. Both funds give preference to established, quality businesses that typically do not provide explosive gains over short periods, but rather steady results over longer time frames. This is one reason you may see these funds outperform during periods of market weakness and underperform during market rallies.
     The long-term effect of management's approach becomes apparent when you look at the funds' total returns since inception. Since its inception on September 1, 1993, Twentieth Century Value has experienced a harsh broad-market climate in 1994 and a major market rally so far in 1995. Its average annual return since that date is 14.75%. That compares with a 12.73% average annual return over the period for the fund's benchmark, the S&P/BARRA Value Index.
     Twentieth Century Equity Income began on August 1, 1994, and the fund has witnessed significant market volatility over its short life. Its average annualized return since inception has been 19.90%, compared with an 18.51% average annualized return for the Lipper Equity Income Fund Index over the period.
     One-year returns for Twentieth Century Value are 23.88%; one-year returns for Twentieth Century Equity Income are 20.48%.*
     The Capital Portfolios funds continue to provide Twentieth Century shareholders with an opportunity to invest in the equity markets with less volatility than in our more aggressive growth funds. We appreciate your confidence in the Twentieth Century family of funds and remain committed to providing you with high-quality investment management and service, along with a wide selection of funds designed to help you pursue your investment objectives.

Sincerely,

/s/James E. Stowers                                 /s/James E. Stowers III
James E. Stowers                                    James E. Stowers III
Chairman of the Board and Founder                   President

*Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original value.

Past performance is no guarantee of future results.

September 30, 1995 (Unaudited)
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INVESTMENT PHILOSOPHY

     Conservative management is a staple of Twentieth Century Value and Twentieth Century Equity Income. The funds' management team seeks out good, quality businesses with sound balance sheets. The team also looks for dividend yield when making purchases, since regular income can help offset the impact of market downturns on fund returns. Finally, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     Twentieth Century Value seeks the equity securities of seasoned, established businesses that management believes are statistically inexpensive. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividend yield. If the ratio of price to these measures is low and the business' balance sheet is strong, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

     Twentieth Century Equity Income purchases seasoned firms that pay out steady income, with the goal of providing shareholders a higher yield than the S&P 500's. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. The team maintains a relatively large percentage of assets in convertible bonds and convertible-preferred stocks. These are income-paying issues that may, at some later date, be converted into equity securities at favorable prices. The prices of convertibles usually do not fluctuate as much as those of equity securities, but they generally pay higher interest and dividends than common stocks. Under normal circumstances, Twentieth Century Equity Income can be expected to have less share-price volatility than Twentieth Century Value.

Portfolio Managers
--------------------------------

Peter Zuger, Portfolio Manager
Phil Davidson, Portfolio Manager

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                                      TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PERIOD OVERVIEW

     A strong economic and market climate provided the backdrop for steady, positive performance for both Twentieth Century Value and Twentieth Century Equity Income over the six months ended September 30. Both funds provided shareholders with a modest gain in each month of the period, despite intervals of considerable volatility in the overall market. This performance resulted in double-digit total returns for each fund over the period.
     The funds did not, however, equal the performance of the broad market over the period. The six months ended September 30, 1995, were not as favorable for conservative equity investing as they were for more aggressive strategies, in particular strategies that emphasize technology stocks. The market clearly favored technology issues during the period, pushing the prices of stocks in the various technology sectors to relatively high levels. There are also very few fast-growing technology stocks in today's markets that pay a regular dividend. Because of these circumstances, both Equity Income and Value held few stocks in technology-related businesses.
     Falling interest rates throughout the period boosted the performance of the convertible securities in each fund's portfolio. Lower rates also supported stocks in interest rate-sensitive sectors, such as utilities, finance and insurance. The funds' best gains, however, came not from the performance of particular sectors but from the good performance of many individual stocks in a variety of sectors. Slow but steady economic growth, low inflation and relatively low interest rates allowed many domestic companies to improve their business operations. The funds made numerous gains from firms engaged in acquisitions, restructurings or other favorable changes.
     So far, 1995's bull market has proved to be highly rewarding for funds that take an aggressive approach to the market. Value and Equity Income did not perform as well as some peers, which may have taken more concentrated positions in interest rate-sensitive or higher-priced companies that don't meet the funds' price or income requirements. Nonetheless, we believe that the funds' conservative investment approach provides a good opportunity for steady returns over time with less downside risk than many other funds display.

September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT REVIEW - VALUE FUND

TWENTIETH CENTURY
VALUE FUND

Management Q & A
--------------------------------------------------------------------------------
An interview with Peter Zuger and Phil Davidson, portfolio managers responsible for the Twentieth Century Value fund

Q: HOW HAS THE VALUE FUND PERFORMED SO FAR IN 1995?

A: The fund got off to a fast start in 1995, rising nearly 9% in the first two months of the year, compared with only a 6% gain for the S&P 500. Positions in energy and banking, for example, helped propel the fund forward at that time, as technology and other growth-oriented stocks struggled. The remainder of the year has seen fewer distinguishable themes favorable to value investing. Over the six-month period ended September 30, 1995, Twentieth Century Value posted a total return of 11.31%. During the same period, the fund's benchmark, the S&P/BARRA Value Index, posted a 17.36% gain.

Q: WHY DID THE FUND UNDERPERFORM ITS BENCHMARK OVER THE PERIOD?

A: One major reason is that the fund's largest sector weighting was in energy stocks. While we still see considerable potential and inexpensive prices in this sector, falling energy prices over the period dampened investor interest in these shares, and their performance was relatively weak. The fund also was not as concentrated in some better-performing sectors. For example, rapidly falling interest rates this year have lifted the prices of utilities, financials, insurance stocks and other issues that benefit when rates fall. The fund did have significant stakes in these investments, and was able to benefit from this trend. Yet our policy of being broadly diversified discouraged us from concentrating assets too aggressively in just a few sectors.


Quick Fund Facts - Value Fund
--------------------------------------------------------------------------------
Objective: Long-term capital growth with income as a secondary objective through investing in equity securities that management believes are undervalued at the time of purchase.
Inception date:  September 1, 1993
Size:   $566.7 million (as of September 30, 1995)


Q: WHAT HAVE BEEN SOME OF THE MORE POSITIVE FACTORS AFFECTING FUND PERFORMANCE?

A: Falling interest rates were clearly beneficial to the fund. But there were many case-by-case success stories as well. Over the period, we were able to identify a number of high-quality but lesser-known firms that benefited from such events as restructurings, consolidations, acquisitions or earnings recoveries. Interstate Bakeries, for example, made a strong gain this year after acquiring Continental Baking Company, maker of well-known Hostess and Wonder baked goods.

Management Q & A continued on page 6.

                                      TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
INVESTMENT REVIEW - VALUE FUND

Average Annual Total Returns - Value Fund
--------------------------------------------------------------------------------
                         Value Fund     S&P 500 Index*   S&P/BARRA Value Index**
                        ------------    -------------    ---------------------
Year ended 9/30/95          23.88%          29.64%               27.70%
Inception 9/1/93
to 9/30/95                  14.75%          15.20%               12.73%


$10,000 Over Life of Fund - Value Fund                 [mountain graph]
--------------------------------------------------------------------------------
$10,000                             Value on 9/30/95:
investment                          $13,307  Value Fund
made 9/1/93                         $13,417  S&P 500 Index*
(Inception date)                    $12,835  S&P/BARRA Value Index**

[graph data]                        S & P BARRA     S & P 500
                           VALUE    VALUE INDEX*    INDEX

9/1/93                     $10,000  $10,000         $10,000
9/30/93                    $10,000  $ 9,996         $ 9,978
10/31/93                   $10,120  $10,050         $10,171
11/30/93                   $10,000  $ 9,870         $10,040
12/31/93                   $10,307  $10,038         $10,209
1/31/94                    $10,649  $10,506         $10,540
2/28/94                    $10,448  $10,125         $10,224
3/31/94                    $10,083  $ 9,709         $ 9,825
4/30/94                    $10,265  $ 9,914         $ 9,938
5/30/94                    $10,407  $10,079         $10,061
6/30/94                    $10,270  $ 9,799         $ 9,867
7/31/94                    $10,657  $10,131         $10,178
8/31/94                    $10,983  $10,417         $10,560
9/30/94                    $10,741  $10,051         $10,349
10/31/94                   $10,844  $10,270         $10,565
11/30/94                   $10,542  $ 9,854         $10,148
12/31/94                   $10,718  $ 9,975         $10,347
1/31/95                    $11,198  $10,245         $10,598
2/28/95                    $11,677  $10,643         $10,981
3/31/95                    $11,955  $10,937         $11,352
4/30/95                    $12,283  $11,296         $11,669
5/31/95                    $12,611  $11,799         $12,093
6/30/95                    $12,744  $11,889         $12,432
7/31/95                    $12,987  $12,299         $12,827
8/31/95                    $13,075  $12,404         $12,823
9/30/95                    $13,307  $12,835         $13,417



Top Ten Holdings+ (as of September 30, 1995)
--------------------------------------------------------------------------------
                                                              % of fund's
                                                              investments in
                                         % of fund            these industries
                                         investments          6 months ago
  Allied Domecq plc,
    6.75%, 7-7-08                            2.9%             2.5%
  Minnesota Mining
    & Manufacturing Co.                      2.9%             1.4%
  Universal Foods Corp.                      2.9%             1.7%
  Unocal Corp. $3.50                         2.7%             2.3%
  Northern States
    Power Co. (Minn.)                        2.7%             ---
  Dean Foods Co.                             2.7%             0.8%
  Central Newspapers, Inc.                   2.6%             1.7%
  Giant Food Inc.                            2.6%             2.1%
  MAPCO Inc.                                 2.4%             2.3%
  Ashland Inc.                               2.4%             2.4%

Past performance is not predictive of future performance.
Source: Lipper Analytical Services, Inc.
* The S&P 500 Index is an index created by Standard &Poor's Corporation that is considered to represent the performance of the stock market generally. It is not an investment product available for purchase.
** The S&P/BARRA Value Index for 8/31/93, the closest date to the inception of the fund for which the index is available, has been used as the starting point for the index in the graph and the average annual total return. The S&P/BARRA Value Index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and in general share other characteristics associated with "value" stocks.
+  The composition of the fund's holdings is subject to change.


Top Five Industries (as of September 30, 1995)
--------------------------------------------------------------------------------
                                                              % of fund's
                                                              investments in
                                         % of fund            these industries
                                        investments           6 months ago
  Energy
   (Production & Marketing)               20.0%               14.7%
  Food & Beverage                         14.4%               6.9%
  Utilities                               11.9%               5.4%
  Chemicals & Resins                       7.9%               6.4%
  Publishing                               7.2%               1.7%

September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT REVIEW - VALUE FUND

TWENTIETH CENTURY
VALUE FUND

Management Q & A continued from page 4.

Q: OVER THE PERIOD, THE FUND MORE THAN DOUBLED ITS STAKE IN THREE TOP SECTORS:
FOOD   AND  BEVERAGE,  UTILITIES,  AND   PUBLISHING.  WHAT  MAKES  THESE SECTORS
ATTRACTIVE?

A: We have been adding to our stake in utilities for most of this year. Utilities - especially higher-yielding electric utilities - lost a lot of value in 1994 when interest rates spiked up. They are finally beginning to rally from their lows, but they have been very slow to recover, despite the fact that interest rates have fallen. Mainly, that's because people are concerned about the deregulation of the industry and increasing price competition. We have tried to focus on low-cost producers of power that are well-financed and that we believe can prosper in a changing environment. Among food and beverage stocks, we are avoiding the big firms with well-known brand names, which tend to sell at premium prices. Rather, we've focused on smaller, lesser-known companies. Hudson Foods, for example, may not be a household word, but it has a very good business; it supplies the chickens for Boston Chicken, which has now changed its name to Boston Market. Finally, we are attracted to publishing because many firms in that industry were severely hurt by a sharp rise in newsprint prices in early 1995. We expect that problem to be only temporary.

Q: WHAT PLANS DO YOU HAVE FOR THE NEXT SIX MONTHS?

A: We continue to be excited about many of our energy holdings - we believe the market will eventually recognize that they have strong potential even if oil prices stay weak. We also are looking at many other businesses, including some intermediate chemical producers and environmental firms, that have suffered sharp price declines due to what we believe are temporary market factors. Overall, we will continue to seek inexpensive companies that have good potential for a positive total return.


                                 [company logo]

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                                      TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
INVESTMENT REVIEW - EQUITY INCOME FUND

TWENTIETH CENTURY
EQUITY INCOME FUND

Management Q & A
--------------------------------------------------------------------------------
An interview with Peter Zuger and Phil Davidson, portfolio managers responsible for the Twentieth Century Equity Income fund

Q: HOW HAS THE FUND PERFORMED SO FAR IN 1995?

A: To date, 1995 has been marked by a lot of volatility in both the equity and the fixed income markets. During the six-month period ended September 30, 1995, the markets enjoyed an extended bull run that favored aggressive investment strategies. The fund's total return of 11.55% over the period modestly trailed that of its benchmark; the Lipper Equity Income Fund Index posted a gain of 14.66% over the same time frame. In less favorable periods, such as the beginning of the year, the fund posted somewhat higher returns. For the one-year period ended September 30, the fund's 20.48% total return exceeded its benchmark's gain of 20.26%.

Q: WHAT FACTORS HAVE AFFECTED THE FUND'S PERFORMANCE IN 1995?

A: The popularity of expensive and volatile growth stocks was a negative factor in the fund's performance this year. Because the fund emphasizes generally modest-priced securities with relatively high yields, it is unlikely to keep up when aggressive, growth-oriented investment styles are more successful. However, the fund was aided by rapidly falling interest rates in 1995, which increased the value of many higher-yielding securities in the fund's portfolio. Many of our individual holdings also turned an earnings recovery, business restructuring, or other event into share-price gains; an outstanding earnings improvement at Giant Foods, Inc., for example, greatly benefited the fund.


Quick Fund Facts - Equity Income Fund
--------------------------------------------------------------------------------
Objective: Current income with capital appreciation as a secondary objective.
           Seeks a yield that exceeds the yield of securities in the S&P 500 Index.
Inception date:  August 1, 1994
Size:   $83.1 million (as of September 30, 1995)


Q: WHY DOES THE FUND OWN SUCH A LARGE PROPORTION OF ASSETS IN CONVERTIBLE BONDS AND CONVERTIBLE-PREFERREDS?

A: Convertible securities allow an investor to give up some of a stock's uncertain capital gains potential in return for a steady income stream. Our ownership of these securities helps mute the volatility of common stocks, while contributing to the fund's goal of providing shareholders with a yield above the S&P 500's. With a 30-day SEC yield of 3.73% as of September 30, 1995, the fund has been achieving this goal. However, unlike other fixed income instruments, convertibles are priced in relation to the performance of the underlying common stock. When that stock appreciates, the convertible gains in price as well.

 Management Q & A continued on page 8

September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT REVIEW - EQUITY INCOME FUND

TWENTIETH CENTURY
EQUITY INCOME FUND

Management Q & A continued from page 7.

Q:  HOW  DID THE  FUND'S  CONVERTIBLES  PERFORM  OVER  THE  PERIOD?

A: This year has provided an excellent environment in which many of our convertible investments have flourished. They have benefited from both a strong stock market and lower interest rates. For example, our Federal Mogul convertible-preferred performed well as its underlying common stock appreciated, whereas our Hanson convertible bond performed well due to the decline in interest rates. Convertibles did well even in sectors that were not particularly popular in the stock market. The performance posted by convertibles in the energy field were far more beneficial to the fund than were the common shares of these same firms.

Q: HOW IS THE FUND POSITIONED FOR THE NEXT SIX MONTHS?

A: There is no way to predict the future of any particular stock, fund or market. We continually search for what we believe are the highest-yielding securities of good, quality businesses, and we are especially pleased when we believe the prices of these firms are below what their businesses may be worth. Right now, we see a lot of relatively high yields, as well as what we perceive to be good value, in many natural resources sectors, utilities and a variety of food and beverage stocks, all of which have been left behind in 1995's fast-paced market. We are also maintaining our stake in convertible securities, focusing on a few higher-quality issues that have relatively good yields. The portfolio remains conservatively postured in its continuing quest for consistent, above-average dividend yields and moderate price appreciation.



                                 [company logo]

                                      TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
INVESTMENT REVIEW - EQUITY INCOME FUND


Average Annual Total Returns - Equity Income Fund
--------------------------------------------------------------------------------------------------
                        Equity Income Fund     S&P 500 Index*    Lipper Equity Income Fund Index**
                        ------------------     -------------     -------------------------------
Year ended 9/30/95            0.48%                29.64%                    20.26%
Inception 8/1/94
to 9/30/95                   19.90%                26.20%                    18.51%



$10,000 Over Life of Fund - Equity Income Fund    [mountain graph]
--------------------------------------------------------------------------------

$10,000                       Value on 9/30/95:
investment                    $12,347  Equity Income Fund
made 8/1/94                   $13,104  S&P 500 Index*
(Inception date)              $12,191  Lipper Equity
                                       Income Fund Index**

                             LIPPER
                  EQUITY  EQUITY INCOME   S & P 500
                  INCOME   FUND INDEX*      INDEX

8/1/94            $10,000  $10,000         $10,000
8/31/94           $10,360  $10,333         $10,314
9/30/94           $10,248  $10,137         $10,108
10/31/94          $10,349  $10,192         $10,319
11/30/94          $10,038  $ 9,810         $ 9,911
12/31/94          $10,053  $ 9,888         $10,106
1/31/95           $10,449  $10,064         $10,351
2/28/95           $11,884  $10,388         $11,725
3/31/95           $11,069  $10,632         $11,087
4/30/95           $11,417  $10,886         $11,397
5/31/95           $11,641  $11,220         $11,811
6/30/95           $11,809  $11,369         $12,142
7/31/95           $12,056  $11,680         $12,528
8/31/95           $12,097  $11,824         $12,524
9/30/95           $12,347  $12,191         $13,104




Top Ten Holdings+ (as of September 30, 1995)
--------------------------------------------------------------------------------
                                                               % of fund's
                                                               investments in
                                             % of fund         these industries
                                             investments       6 months ago

  Browning-Ferris Industries, Inc.,
    6.75%, 7-18-05                           4.7%              2.2%
  Unocal Corp. $3.50                         4.0%              3.2%
  Cooper Industries, Inc.,
    7.05%, 1-1-15                            3.9%              2.0%
  Allied Domecq plc, 6.75%, 7-7-08           3.7%              3.0%
  Horace Mann Educators Corp.,
    6.50%, 12-1-99                           3.3%              --
  Universal Foods Corp.                      3.2%              1.2%
  Seafield Capital Corp.                     3.2%              3.4%
  Minnesota Mining
    &Manufacturing Co.                       3.1%              1.4%
  Giant Food Inc.                            3.1%              2.2%
  Northern States Power Co. (Minn.)          2.8%              --


Past performance is not predictive of future performance.
Source: Lipper Analytical Services, Inc.

* The S&P 500 Index is an index created by Standard &Poor's Corporation that is considered to represent the performance of the stock market generally. It is not an investment product available for purchase.
**The Lipper Equity Income Fund Index for 7/31/93, the closest date to the inception of the fund for which the index is available, has been used as the starting point for the index in the graph and the average annual total return.The Lipper Equity Income Fund Index is a non-weighted index of the 30 largest equity income mutual funds.
+ The composition of the fund's holdings is subject to change.


Top Five Industries (as of September 30, 1995)
--------------------------------------------------------------------------------
                                                           % of fund's
                                                          investments in
                                        % of fund         these industries
                                        investments       6 months ago

  Energy (Production &Marketing)           18.5%             14.7%
  Utilities                                14.4%              5.6%
  Food & Beverage                          11.8%              6.1%
  Insurance                                 7.9%              5.0%
  Diversified Companies                     7.7%              7.8%

September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                     Equity
                                                         Value       Income
--------------------------------------------------------------------------------
Assets
   Investment securities, at value
    (identified cost
    of $533,548,802 and $79,095,020,
     respectively)................................  $553,309,296    $81,843,220
   Cash...........................................       462,795         59,688
   Receivable for forward foreign currency
    exchange contracts held (Note 4)..............        38,291          5,912
   Receivable for investments sold................    23,830,397      3,147,851
   Dividends and interest receivable..............     1,873,273        459,989
                                                     -----------     ----------
                                                     579,514,052     85,516,660
                                                     -----------     ----------

Liabilities
   Disbursements in excess of demand deposit cash.       359,219         50,709
   Payable for forward foreign currency
    contracts held (Note 4).......................       143,674         24,984
   Payable for investments purchased..............    11,006,662      2,215,005
   Payable for capital shares redeemed............       202,981         22,204
   Accrued management fees (Note 2)...............       443,827         64,097
   Other liabilities..............................         7,313          5,092
                                                     -----------     ----------
                                                      12,163,676      2,382,091
                                                     -----------     ----------
Net Assets Applicable to
 Outstanding Shares...............................  $567,350,376    $83,134,569
                                                     ===========     ==========
Capital Shares, $0.01 par value
   Authorized.....................................   130,000,000     20,000,000
                                                     ===========     ==========
   Outstanding....................................    94,495,173     13,996,861
                                                     ===========     ==========

Net Asset Value Per Share.........................         $6.00          $5.94
                                                     ===========     ==========

Net assets consist of:
   Capital (par value and paid-in surplus)........  $504,003,790    $74,741,925
   Distributions in excess of net
    investment income.............................      (152,839)        (4,029)
   Accumulated undistributed net realized gain
    from security transactions....................    43,844,314      5,667,545
   Net unrealized appreciation on
    investments and translation of assets
    and liabilities in foreign currencies (Note 3)    19,655,111      2,729,128
                                                      ----------      ---------
                                                    $567,350,376    $83,134,569
                                                    ============    ===========


See Notes to Financial Statements

Six Months Ended September 30, 1995 (Unaudited)   TWENTIETH CENTURY CAPITAL
                                                       PORTFOLIOS, INC.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
                                                                       Equity
                                                          Value        Income
--------------------------------------------------------------------------------

Investment Income
Income:

   Dividends (net of foreign taxes withheld
    of $50,097 and $7,336, respectively)..........     $7,305,466  $  1,071,093
   Interest.......................................      1,839,451       638,338
                                                       ----------     ---------
                                                        9,144,917     1,709,431
                                                       ----------     ---------
Expenses:
   Management fees (Note 2).......................      2,451,933       349,659
Directors' fees and expenses......................          3,472           497
                                                       ----------     ---------
                                                        2,455,405       350,156
                                                       ----------     ---------

Net investment income.............................      6,689,512     1,359,275
                                                       ----------     ---------

Realized and Unrealized Gain on Investments
and Foreign Currency (Notes 3 and 4)
Net realized gain during the period on:
   Investments....................................     40,323,167     5,277,987
   Foreign currency transactions..................        312,000        33,742
                                                       ----------     ---------
                                                       40,635,167     5,311,729
                                                       ----------     ---------
Change in net unrealized appreciation
   during the period on:
   Investments....................................      4,479,257       772,027
Translation of assets and liabilities
    in foreign currencies.........................         37,079         3,299
                                                       ----------     ---------
                                                        4,516,336       775,326
                                                       ----------     ---------
Net realized and unrealized gain on
investments and foreign currency                       45,151,503     6,087,055
                                                       ----------     ---------
Net Increase in Net Assets
Resulting from Operations                             $51,841,015    $7,446,330
                                                       ==========     =========

See Notes to Financial Statements

Six Months Ended September 30, 1995 (Unaudited) and Year Ended March 31, 1995
-----------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                 Equity
                                                            Value                Income
-----------------------------------------------------------------------------------------------------


                                                  September 30,  March 31,  September 30,  March 31,
Increase in Net Assets                                1995          1995        1995         1995*

Operations
   Net investment income......................... $ 6,689,512  $ 4,012,652   $ 1,359,275  $   587,229
   Net realized gain on investments
     and foreign currency transactions...........  40,635,167    8,280,849     5,311,729      425,930
   Change in net unrealized appreciation
     on investments and translation of assets
     and liabilities in foreign currencies.......   4,516,336   19,619,779       775,326    1,953,802
                                                  ___________  ___________   ___________  ___________
   Net increase in net assets
     resulting from operations...................  51,841,015   31,913,280     7,446,330    2,966,961
                                                  ___________  ___________   ___________  ___________

Distributions to Shareholders
   From net investment income....................  (6,671,614)  (4,048,823)   (1,344,438)   (579,336)
   Distributions in excess of net
    investment income............................    (312,000)     (26,182)      (33,742)          -
   From net realized gains from
    security transactions........................           -   (7,543,028)            -     (63,131)
                                                  ___________  ___________   ___________  ___________
   Decrease in net assets from distributions.....  (6,983,614) (11,618,033)   (1,378,180)   (642,467)
                                                  ___________  ___________   ___________  ___________

Capital Share Transactions
   Proceeds from shares sold .................... 306,685,878  285,615,107    41,060,789   54,711,178
   Proceeds from reinvestment of distributions...   6,895,061   11,471,041     1,324,547      616,818
   Payments for shares redeemed..................(139,369,015) (56,898,648)  (17,531,757)  (5,439,650)
                                                  ___________  ___________   ___________  ___________
   Net increase in net assets from
     capital share transactions.................. 174,211,924  240,187,500    24,853,579   49,888,346
                                                  ___________  ___________   ___________  ___________

Net increase in net assets ...................... 219,069,325  260,482,747    30,921,729   52,212,840

Net Assets
   Beginning of period........................... 348,281,051   87,798,304    52,212,840            0
                                                  ___________  ___________   ___________  ___________

   End of period.................................$567,350,376 $348,281,051   $83,134,569 $ 52,212,840
                                                  ===========  ===========   ===========  ===========

   Distributions in excess of net investment
   income........................................$   (152,839) $  (170,736)  $    (4,029) $   (18,866)
                                                  ===========  ===========   ===========  ===========

Transactions in shares of the Funds:
   Sold..........................................  53,440,673   54,767,393     7,182,620   10,551,588
   Issued in reinvestment of distributions.......   1,166,540    2,317,309       227,264      118,631
   Redeemed...................................... (23,847,884) (10,961,921)   (3,040,820)  (1,042,422)
                                                  -----------  -----------   -----------  -----------
   Net increase..................................  30,759,329   46,122,781     4,369,064    9,627,797
                                                  ===========  ===========   ===========  ===========

* Period August 1, 1994 (inception) through March 31, 1995

See Notes to Financial Statements


September 30, 1995 (Unaudited)        TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

Organization -
     Twentieth Century Capital Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Two series of shares, investing primarily in equity securities, are currently issued as Twentieth Century Value and Twentieth Century Equity Income (the Funds). The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations -
     Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. Short-term securities are valued at amortized cost which approximates value. When valuations are not readily available, securities are valued at fair value as determined in good faith by the board of directors.

Security Transactions -
     Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income -
     Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recognized on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions -
     The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. Organization and Summary of Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts -
     The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates.

Repurchase Agreements -
     Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Funds monitor the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

Income Tax Status
     It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders -
     Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.
     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

Supplementary Information -
     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of Twentieth Century Companies, Inc., the parent of the Corporation's investment manager, Investors Research Corporation (IRC).


2. Management Agreement

     The Management Agreement with IRC provides for a monthly management fee computed by multiplying the applicable fee for each Fund by the average daily closing value of such Fund's net assets during the previous month. The Agreement further provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by IRC. The agreement may be terminated by either party upon 60 days' written notice.
          The current annual management fee for each Fund is 1%.

September 30, 1995 (Unaudited)                       TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
------------------------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. Investment Transactions
          Investment transactions (excluding short-term investments) for the six months ended September 30, 1995, were as follows:

                                          Purchases                             Proceeds From Sales
                        ------------------------------------------  ------------------------------------------
                           Common         Preferred    Other Debt      Common         Preferred    Other Debt
                           Stocks          Stocks      Obligations     Stocks          Stocks      Obligations
                        ------------    -----------   ------------  ------------    -----------   ------------
       Value            $521,798,719    $10,510,349   $25,071,182   $344,612,527    $14,471,367   $18,956,215

       Equity Income    $ 53,033,976    $ 7,978,633   $16,517,067   $ 32,566,117    $ 5,587,295   $15,325,495


          On September 30, 1995, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                            Appreciation           (Depreciation)              Net          Federal Tax Cost
                            ------------            ------------          ----------        ----------------
       Value                $27,958,062             $(8,444,700)         $19,513,362         $533,795,934

       Equity Income        $ 3,532,129             $  (807,110)         $ 2,725,019         $ 79,118,201



4. Commitments

          Forward foreign currency exchange contracts obligate a Fund to deliver currencies at specified future dates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The
      Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contracts' terms. Outstanding contracts at September 30,
      1995 were as follows:

                                                            U.S. Dollar                  U.S Dollar
                                             Currency to    Value as of    Currency to   Value as of    Unrealized
       Fund             Settlement Date     be Delivered      9/30/95      be Received     9/30/95      Gain/(Loss)
       ------------     ---------------    --------------   ------------   ------------  ------------   ------------
       Value           October 31, 1995      13,205,394     $20,870,861     20,727,187   $20,727,187     $(143,674)
                                            British Pounds                  U.S. Dollar
                                            Sterling

                       October 31, 1995      56,167,173      11,397,791     11,436,082    11,436,082        38,291
                                            French Franc                    U.S. Dollar
                                                            ------------                  -----------   -----------
                                                            $32,268,652                  $32,163,269     $(105,383)
                                                            ============                  ===========   ===========

       Equity Income   October 31, 1995       2,296,350      $3,629,335      3,604,351    $3,604,351     $ (24,984)
                                            British Pounds                  U.S. Dollar
                                            Sterling

                       October 31, 1995       8,671,744       1,759,724      1,765,636     1,765,636         5,912
                                            French Franc                    U.S. Dollar
                                                            ------------                  -----------    ----------
                                                            $ 5,389,059                  $ 5,369,987     $ (19,072)
                                                            ============                  ===========    ==========

                                       15

September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

VALUE
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCKS

Banking-2.7%
  203,500  First Bell Bancorp, Inc.1                                  $2,620,063
   35,000  Hawkeye Bancorporation                                        888,125
  117,400  Industrial Bancorp, Inc.1                                   1,496,850
  221,200  Mercantile Bancorporation Inc.                              9,898,700
                                                                      ----------
                                                                      14,903,738
                                                                      ----------
Building & Home Improvements-1.8%
  225,200  Stanley Works                                               9,768,050
                                                                      ----------
Chemicals & Resins-7.9%
    100,000  Albemarle Corp.                                           1,875,000
    178,000  Du Pont (E.I.)
               De Nemours & Co.                                       12,237,500
  1,078,200  Ethyl Corp.                                              11,994,975
    500,000  Methanex Corp. ORD1                                       3,445,707
    336,800  Petrolite Corporation                                     9,009,400
     90,000  Rohm & Haas Co.                                           5,433,750
                                                                      ----------
                                                                      43,996,332
                                                                      ----------
Consumer Products-2.7%
  470,000  Dial Corp. (The)                                           11,632,500
  225,000  Sunbeam-Oster Co., Inc.                                     3,346,875
                                                                      ----------
                                                                      14,979,375
                                                                      ----------

Control & Measurement-2.3%
  425,000  Beckman Instruments, Inc.                                  12,856,250
                                                                      ----------

Diversified Companies-4.8%
  280,000  Minnesota Mining
           & Manufacturing Co.                                        15,820,000
  360,000  National Service Industries, Inc.                          10,530,000
                                                                      ----------
                                                                      26,350,000
                                                                      ----------
Electrical & Electronic
Equipment-0.8%
  144,000  General Signal Corp.                                        4,212,000
                                                                      ----------

Energy (Production & Marketing)-17.3%
  428,000  Apache Corp.                                               11,235,000
  396,800  Ashland Inc.                                               13,243,200
  616,000  Baker Hughes Inc.                                          12,551,000
  335,000  Diamond Shamrock, Inc.                                      8,249,375
  258,000  MAPCO Inc.                                                 13,287,000
  328,300  Murphy Oil Corp.                                           13,132,000
  379,279  Societe Nationale
             Elf Aquitaine ADR                                        12,753,256
  175,000  Texaco Inc.                                                11,309,375
                                                                      ----------
                                                                      95,760,206
                                                                      ----------

Environmental Services-3.9%
  342,000  Browning-Ferris Industries, Inc.                          $10,388,250
  400,000  WMX Technologies, Inc.                                     11,400,000
                                                                     -----------
                                                                      21,788,250
                                                                     -----------
Food & Beverage-11.5%
  485,000  Archer-Daniels-Midland Co.                                  7,456,875
  263,400  Coors (Adolph) Co.                                          4,724,737
  520,200  Dean Foods Co.                                             14,825,700
  640,000  Hudson Foods, Inc.                                          8,880,000
  200,000  Interstate Bakeries Corp.                                   4,225,000
1,769,000  United Biscuits
           (Holdings) plc ORD                                          7,749,556
  453,200  Universal Foods Corp.                                      15,805,350
                                                                      ----------
                                                                      63,667,218
                                                                      ----------

Healthcare-2.1%
  308,600  Seafield Capital Corp.                                     11,572,500
                                                                      ----------

Industrial Equipment
& Machinery-1.9%
  300,000  Cooper Industries, Inc.                                    10,575,000
                                                                      ----------

Insurance-4.6%
  417,000  Argonaut Group, Inc.                                       12,822,750
  370,800  Home Beneficial Corp.                                       8,667,450
  212,000  Paul Revere Corp.                                           4,001,500
                                                                      ----------
                                                                      25,491,700
                                                                      ----------

Paper & Forest Products-0.5%
   64,600  Westvaco Corp.                                              2,947,375
                                                                      ----------

Publishing-7.2%
  285,000  American Greetings Corp. Cl. A                              8,728,125
  469,700  Central Newspapers, Inc.                                   14,325,850
   80,000  Dun & Bradstreet Corp.                                      4,630,000
  549,300  McClatchy Newspapers, Inc.                                 12,015,938
                                                                      ----------
                                                                      39,699,913
                                                                      ----------

Restaurants-0.6%
  152,700  Luby's Cafeterias, Inc.                                     3,283,050
                                                                      ----------

Retail (Food & Drug)-2.6%
  454,900  Giant Food Inc.                                            14,272,487
                                                                      ----------

Retail (General Merchandise)-3.1%
  400,000  Dillard Department Stores, Inc.                            12,750,000
   97,100  Mercantile Stores Co., Inc.                                 4,369,500
                                                                      ----------
                                                                      17,119,500
                                                                      ----------
Transportation-1.8%
  421,600  Alexander & Baldwin, Inc.                                  10,118,400
                                                                      ----------

See Notes to Financial Statements

September 30, 1995 (Unaudited)        TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

VALUE (CONTINUED)
--------------------------------------------------------------------------------
Shares/Principal Amount                                                    Value
--------------------------------------------------------------------------------
Utilities-11.9%
  244,600  El Paso Natural Gas Co.                                   $ 6,726,500
  372,000  Florida Progress Corp.                                     12,043,500
  562,000  Montana Power Co.                                          12,996,250
  329,000  Northern States
             Power Co. (Minn.)                                        14,928,375
  271,500  Sierra Pacific Resources                                    6,210,562
  345,500  Union Electric Co.                                         12,913,062
                                                                     ___________
                                                                      65,818,249
                                                                     ___________

Total Common Stocks-92.0%                                            509,179,593
(Cost $490,161,426)                                                  -----------

CONVERTIBLE PREFERRED STOCK

Energy (Production & Marketing)
  281,000  Unocal Corp. $3.50+
(Cost $14,814,299)                                                    15,103,750
                                                                     -----------

Total Convertible
Preferred Stock-2.7%                                                  15,103,750
                                                                     -----------

CONVERTIBLE BONDS

Food & Beverage-2.9%
(british lb.)10,235,000  Allied Domecq plc, 6.75%, 7-7-08             15,822,453
                                                                     -----------

Industrial Equipment
& Machinery-1.7%
$9,200,000 Cooper Industries, Inc.,
             7.05%, 1-1-15                                             9,303,500
                                                                     -----------

Total Convertible Bonds-4.6%                                          25,125,953
(Cost $24,673,077)                                                   -----------

TEMPORARY CASH INVESTMENTS
   Repurchase Agreement (Goldman
      Sachs & Co., Inc.), 6.30%, due 10-2-95;
      collateralized by $2,860,000 par value
      U.S. Treasury Bonds, 10.00%-13.875%,
      5-15-10 through 5-15-11
      (Delivery Value $3,902,048)
(Cost $3,900,000)                                                      3,900,000
                                                                     -----------

Total Temporary
Cash Investments-0.7%                                                  3,900,000
                                                                     -----------

Total Investment Securities-100.0%                                $  553,309,296
(Cost $533,548,802)                                                 ============




EQUITY INCOME
--------------------------------------------------------------------------------
Share                                                                      Value
--------------------------------------------------------------------------------
COMMON STOCKS

Banking-3.3%
  58,000  First Bell Bancorp, Inc.1                                   $  746,750
   7,000  Hawkeye Bancorporation                                         177,625
  32,600  Industrial Bancorp, Inc.1                                      415,650
  31,000  Mercantile Bancorporation Inc.                               1,387,250
                                                                      ----------
                                                                       2,727,275
                                                                      ----------

Building & Home Improvements-1.5%
  28,400  Stanley Works                                                1,231,850
                                                                      ----------

Chemicals & Resins-6.9%
  24,500  Du Pont (E.I.)
          De Nemours & Co.                                             1,684,375
 187,000  Ethyl Corp.                                                  2,080,375
  71,000  Petrolite Corporation                                        1,899,250
                                                                      ----------
                                                                       5,664,000
                                                                      ----------
Consumer Products-0.6%
  10,000  National Presto Industries, Inc.                               448,750
                                                                      ----------
Diversified Companies-5.1%
  45,500  Minnesota Mining
          & Manufacturing Co.                                          2,570,750
  55,800  National Service Industries, Inc.                            1,632,150
                                                                      ----------
                                                                       4,202,900
                                                                      ----------

Electrical & Electronic
Equipment-0.5%
  15,000  General Signal Corp.                                           438,750
                                                                      ----------

Energy (Production & Marketing)-9.2%
  40,000  Baker Hughes Inc.                                              815,000
  16,000  MAPCO Inc.                                                     824,000
  46,000  Murphy Oil Corp.                                             1,840,000
  58,168  Societe Nationale
          Elf Aquitaine ADR                                            1,955,899
  32,300  Texaco Inc.                                                  2,087,388
                                                                      ----------
                                                                       7,522,287
                                                                      ----------

Food & Beverage-8.1%
  46,300  Coors (Adolph) Co.                                             830,506
  51,500  Dean Foods Co.                                               1,467,750
  29,000  Interstate Bakeries Corp.                                      612,625
 255,000  United Biscuits
          (Holdings) plc ORD                                           1,117,093
  75,300  Universal Foods Corp.                                        2,626,087
                                                                      ----------
                                                                       6,654,061
                                                                      ----------

Healthcare-3.2%
  68,800  Seafield Capital Corp.                                       2,580,000
                                                                      ----------

See Notes to Financial Statements

September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

EQUITY INCOME (CONTINUED)
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Industrial Equipment
& Machinery-0.4%
  10,000  Cooper Industries, Inc.                                       $352,500
                                                                      ----------

Insurance-4.6%
  60,300  Argonaut Group, Inc.                                         1,854,225
  63,300  Home Beneficial Corp.                                        1,479,638
  12,500  Ohio Casualty Corp.                                            442,187
                                                                      ----------
                                                                       3,776,050
                                                                      ----------
Publishing-3.3%
  27,900  Central Newspapers, Inc.                                       850,950
  14,000  Dun & Bradstreet Corp.                                         810,250
  46,000  McClatchy Newspapers, Inc.                                   1,006,250
                                                                      ----------
                                                                       2,667,450
                                                                      ----------
Restaurants-1.0%
  39,600  Luby's Cafeterias, Inc.                                        851,400
                                                                      ----------

Retail (Food & Drug)-3.1%
  79,800  Giant Food Inc.                                              2,503,725
                                                                      ----------

Retail (General Merchandise)-0.8%
  13,900  Mercantile Stores Co., Inc.                                    625,500
                                                                      ----------

Transportation-1.7%
  57,200  Alexander & Baldwin, Inc.                                    1,372,800
                                                                      ----------

Utilities-14.4%
  55,100  El Paso Natural Gas Co.                                      1,515,250
  66,700  Florida Progress Corp.                                       2,159,413
  86,600  Montana Power Co.                                            2,002,625
  51,000  Northern States
            Power Co. (Minn.)                                          2,314,125
  81,000  Sierra Pacific Resources                                     1,852,875
  52,000  Union Electric Co.                                           1,943,500
                                                                      ----------
                                                                      11,787,788
                                                                      ----------

Total Common Stocks-67.7%                                             55,407,086
(Cost $53,021,030)                                                    ----------

CONVERTIBLE PREFERRED STOCK

Energy (Production & Marketing)
  37,500  Ashland Inc. $3.125                                          2,081,250
  43,000  Diamond Shamrock, Inc. $2.50+                                2,268,250
  61,000  Unocal Corp. $3.50+                                          3,278,750
(Cost $7,634,381)                                                     ----------

Total Convertible
Preferred Stocks-9.3%                                                  7,628,250
                                                                      ----------

--------------------------------------------------------------------------------
Principal Amount                                                           Value
--------------------------------------------------------------------------------
CONVERTIBLE BONDS

Diversified Companies-2.6%
$2,687,000 Hanson PLC, 2.39%, 3-1-01+                                 $2,154,638
                                                                      ----------
Electrical & Electronic
Equipment-2.5%
 2,000,000  General Signal Corp.,
            5.75%, 6-1-02                                              2,050,000
                                                                      ----------
Environmental Services-4.7%
 3,833,000  Browning-Ferris Industries, Inc.,
            6.75%, 7-18-05                                             3,797,066
                                                                      ----------

Food & Beverage-3.7%
(British lb.)1,930,000 Allied Domecq plc,
             6.75%, 7-7-08                                             2,983,618
                                                                      ----------
Industrial Equipment
& Machinery-3.9%
$3,150,000 Cooper Industries, Inc.,
             7.05%, 1-1-15                                             3,185,437
                                                                      ----------
Insurance-3.3%
 2,700,000  Horace Mann Educators Corp.,
             6.50%, 12-1-99                                            2,737,125
                                                                      ----------

Total Convertible Bonds-20.7%                                         16,907,884
(Cost $16,539,609)                                                    ----------

TEMPORARY CASH INVESTMENTS
   Repurchase Agreement (Goldman
      Sachs & Co., Inc.), 6.30%, due 10-2-95;
      collateralized by $1,415,000 par value
      U.S. Treasury Bonds, 11.125%-11.875%,
      8-15-03 through 11-15-03
      (Delivery Value $1,900,998)
(Cost $1,900,000)                                                      1,900,000
                                                                      ----------

Total Temporary
Cash Investments-2.3%                                                  1,900,000
                                                                      ----------
Total Investment Securities-100.0%                                   $81,843,220
(Cost $79,095,020)                                                    ==========


See Notes to Financial Statements

September 30, 1995 (Unaudited)        TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

NOTES TO SCHEDULES OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Shares
1Non-income producing
+The following securities were purchased under Rule 144A of the Securities Act and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

                                                       Average
   Fund/                            Acquisition    Cost Per Share/      Market       Percentage of
    Issuer                             Date          Principal Unit      Value        Net Assets
----------------------------------------------------------------------------------------------------

Value
   Unocal Corp. $3.50                 7-26-94 to
     Convertible Preferred Stock      9-11-95         $58.58          $15,103,750         2.7%
                                                                      ===========         ====
Equity Income
   Diamond Shamrock, Inc. $2.50       5-17-95 to
     Convertible Preferred Stock      9-21-95         $54.72          $ 2,268,250         2.7%
   Hanson PLC Convertible             1-18-95 to
     Debenture, 2.39%, 3-1-01         5-24-95         $74.77            2,154,638         2.6%
   Unocal Corp. $3.50 Convertible     8-1-94  to
     Preferred Stock                  9-26-95         $52.61            3,278,750         4.0%
                                                                       ----------         ----
                                                                      $ 7,701,638         9.3%
                                                                       ==========         ====

September 30, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)


                                   INCOME FROM
                              INVESTMENT OPERATIONS                        DISTRIBUTIONS
                        --------------------------------            --------------------------

                                       Net Realized                        Distributions
                                            and                              from Net
                   Net Asset            Unrealized   Total    Distributions  Realized                  Net Asset        [table cont.
                    Value,      Net        Gain       from      from Net     Gains on                   Value,             below]
                   Beginning  Investment (Loss) on  Investment  Investment   Security      Total        End of   Total
                   of Period   Income*  Investments Operations   Income    Transactions  Distributions  Period  Return1

Value
September 1, 1993
(inception)through
March 31, 1994       $5.01      $0.08     $(0.04)      $0.04     $(0.07)        --        $(0.07)        $4.98    0.83%

Year ended
March 31, 1995        4.98       0.12       0.75        0.87      (0.12)     $(0.27)       (0.39)         5.46   18.56%

Six Months ended
September 30, 1995
(Unaudited)           5.46       0.07       0.55        0.62      (0.08)        --         (0.08)         6.00   11.31%


Equity Income
August 1, 1994
(inception) through
March 31, 1995       $5.00      $0.09      $0.44       $0.53     $(0.09)     $(0.02)      $(0.11)        $5.42   10.69%

Six Months ended
September 30, 1995
(Unaudited)           5.42       0.10       0.52        0.62      (0.10)        --         (0.10)         5.94   11.55%



[table continued]                   RATIOS/SUPPLEMENTAL DATA
                               -------------------------------


                          Ratio of     Ratio of Net
                          Operating      Investment               Net
                           Expenses      Income to   Portfolio   Assets,
                          to Average     Average    Turnover    End of
                          Net Assets    Net Assets    Rate      Period

Value
September 1, 1993
(inception)through
March 31, 1994             1.00%**       3.37%**      79%    $ 87,798,304

Year ended
March 31, 1995             1.00%         2.65%        94%     348,281,051

Six Months ended
September 30, 1995
(Unaudited)                1.00%**       2.71%**      81%     567,350,376


Equity Income
August 1, 1994
(inception) through
March 31, 1995             1.00%**       4.04%**      45%     $52,212,840

Six Months ended
September 30, 1995
(Unaudited)                0.99%**       3.84%**      79%      83,134,569



 1Actual total return for period indicated
 *Computed using average shares outstanding throughout the period
**Annualized

See Notes to Financial Statements

                                      TWENTIETH CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
PROXY VOTING RESULTS

     An annual meeting of shareholders was held on July 31, 1995, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.
     A summary of voting results is listed below each proposal.

   Proposal I -
     To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

                                   Equity Income                   Value
                              --------------------------------------------------
James E. Stowers Jr.          For         32,785,905      For        215,422,259
                              Withheld     4,407,801      Withheld    53,522,190
James E. Stowers III          For         32,872,191      For        215,422,255
                              Withheld     4,321,515      Withheld    53,522,194
Thomas A. Brown               For         32,895,253      For        215,852,049
                              Withheld     4,298,453      Withheld    53,092,400
Robert W. Doering MD          For         32,810,106      For        215,273,446
                              Withheld     4,383,600      Withheld    53,671,003
Linsley L. Lundgaard          For         32,716,115      For        214,926,088
                              Withheld     4,477,591      Withheld    54,018,361
Donald H. Pratt               For         32,844,892      For        215,718,562
                              Withheld     4,348,814      Withheld    53,225,887
Lloyd T. Silver Jr.           For         32,647,153      For        215,382,341
                              Withheld     4,546,553      Withheld    53,562,108
M. Jeannine Strandjord        For         32,880,223      For        215,747,680
                              Withheld     4,313,483      Withheld    53,196,769
John M. Urie                  For         32,689,193      For        214,751,314
                              Withheld     4,504,513      Withheld    54,193,136

Proposal II -
     To vote on the continuation of a management agreement with Investors Research Corporation.
                                   Equity Income                   Value
                              --------------------------------------------------
                              For         31,629,271      For        208,019,641
                              Against        362,154      Against      3,089,460
                              Abstain      5,202,281      Abstain     57,835,348

Proposal III -
     To vote on the selection by the Board of Directors of Ernst & Young LLP as independent auditors for the Corporation.

                                   Equity Income                   Value
                              ----------------------      ----------------------
                              For         32,302,425      For        211,049,844
                              Against        321,112      Against      2,910,582
                              Abstain      4,570,169      Abstain     54,984,023

Twentieth Century Capital Portfolios, Inc.              TWENTIETH CENTURY
                                                        Capital Portfolios
Investment Manager
Investors Research Corporation
Kansas City, Missouri

This report and the financial
statements contained herein
are submitted for the general                            Semiannual Report
information of the shareholders
of the corporation. The report                           September 30, 1995
is not authorized for distribution
to prospective investors in the
corporation unless preceded
or accompanied by an effective
prospectus.


[company logo]


Investments That Work(tm)
------------------------------------------------
P.O. Box 419200
------------------------------------------------
Kansas City, Missouri
------------------------------------------------
64141-6200
------------------------------------------------
Person-to-person assistance:
1-800-345-2021 or 816-531-5575
------------------------------------------------
Automated information line:
1-800-345-8765
------------------------------------------------
Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865
------------------------------------------------
Fax:  816-340-7962
------------------------------------------------

                                                   [company logo]

SH-BKT-3513
9511
(c) 1995 Twentieth Century Services, Inc.